UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                SEPTEMBER 4, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on September 4, 2008, the Board of Directors of Mainland Resources, Inc., a corporation organized under the laws of the State of Nevada (the "Company") authorized the execution of an option agreement (the "Option Agreement") with Westrock Land Corp. ("Westrock") to acquire 5,000 net acres in mineral oil and gas leases located in the State of Mississippi (the "Leases"). In accordance with the terms and provisions of the Option Agreement: (i) the Company will acquire a 100% working interest and a 75% net revenue interest in the Leases; (ii) the Company has agreed to pay certain acquisition costs per net mineral acre and also a certain deposit to secure the Option Agreement; (iii) the balance of the acquisition costs will be due and payable upon completion of the due diligence, which Option Agreement is subject to the completion of standard due diligence review by the Company to be completed no later than October 15, 2008; and (iv) upon closing scheduled no later than October 15, 2008, Westrock shall assign to the Company all of its right, title and interest in and to the Leases free and clear of all liens and encumbrances.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    10.01 Option Agreement between Mainland Resources Inc. and Westrock Land Corp. dated September 4, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.


DATE:  September 10, 2008.
                                        /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


                                   __________


















                                       3